Exhibit 10.2
FORM OF RECEIVABLES SALES AGREEMENT
This RECEIVABLES SALES AGREEMENT (this “Agreement”), dated as of _____ (the “Effective Date”), is by and between National CineMedia, LLC, a Delaware limited liability company (“LLC ”), as the seller (the “Seller”) and National CineMedia, Inc., a Delaware corporation, as the purchaser (in such capacity, the “Purchaser”). Capitalized terms used and not otherwise defined shall have the meanings set forth on of Appendix A to this Agreement.
Article I -SALES AND PURCHASES OF RECEIVABLES
Section 1.1Sales of Receivables; Payment of Purchase Price.
(a)On the terms and conditions of this Agreement, Seller agrees to sell, and Purchaser agrees to purchase, the accounts receivables identified on Appendix B (the “Accounts Receivable”) from Seller as mutually agreed and in accordance with Section 1.2(b).
(b)The purchase price (“Purchase Price”) for each Accounts Receivable shall be equal to [  ] of such Accounts Receivable as agreed by the Seller and the Purchaser at the time of purchase.
(c)The Purchaser shall pay to the Seller the Purchase Price with respect to each Accounts Receivable on the Purchase Date by transfer of immediately available funds.
Section 1.2Assignment of Assets.
(d)In consideration of the payment of the Purchase Price on behalf of the Purchaser, with respect to each Accounts Receivable identified on Appendix B, and immediately upon receipt by the Seller of the applicable Purchase Price on the applicable Purchase Date, the Seller hereby, irrevocably and absolutely, sells, transfers, and assigns to the Purchaser, without recourse except as expressly provided in this Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in and to and under the following: (1) the Accounts Receivable; (2) all payments received or receivable and all other amounts due or to become due under the Accounts Receivable; (3) all other rights, interests (whether whole, fractional or otherwise), benefits, proceeds, remedies and claims arising from or relating to the Accounts Receivable; (4) all Proceeds related to each Accounts Receivable received; (5) all present and future claims, demands, causes of action and choses in action in respect of any of all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing (collectively, the “Purchased Receivables”).
(e)As of each Purchase Date, upon the payment of the Purchase Price, the Purchaser shall be the sole legal and beneficial owner for all purposes of each Accounts Receivable identified on Appendix B and all related Purchased Receivables, and subject to the terms and conditions of this Agreement, the Purchaser shall be entitled to all of the rights, privileges and remedies applicable to such ownership interest, including the right to pledge, transfer, sell, assign, service, exchange or collect and receive payments under the Purchased Receivables. The Seller will hold in trust any payment received and immediately turn over any such payment to the Purchaser. To the extent of any contractual restriction on the sale of any Receivable, the parties agree that they will treat Buyer as the owner of the Receivable and that Seller will be irrevocably sell and transfer to Buyer all economic benefits of the Receivable and the maximum legal right rights permitted by such contract.
Section 1.3Books and Records. Upon the receipt by the Seller of the Purchase Price for each Purchased Receivable as of the Purchase Date title to the Purchased Receivable shall be vested in the name of the Purchaser. In connection with the sale of the Purchased Receivable

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under this Agreement, the Seller agrees on or prior to each Purchase Date, to indicate or cause to be indicated clearly and unambiguously in its books and records (including computer files) that Purchased Receivables have been sold to the Purchaser.
Article II
True Sale; Grant of Security Interest
Section 1.4True Sale. Both the Seller and the Purchaser intend each transfer of Purchased Receivables under this Agreement to be an absolute sale of such Purchased Receivables conveying good title, free and clear of any liens, from the Seller to the Purchaser that is absolute and irrevocable, and not a financing or contract to the Seller secured by the Purchased Receivables. At any time and from time to time, the Seller shall promptly and duly execute and deliver, or shall promptly cause to be executed and delivered, such further instruments and documents and take such further actions as are reasonably requested by the Purchaser to confirm the sales of Purchased Receivables or for the purpose of obtaining or preserving the full benefit of this Agreement.
Section 1.5Grant of Security Interest.
(f)Notwithstanding the intent of the Parties, if a court of competent jurisdiction holds that the transactions evidenced hereby do not constitute purchases and sales, it is the intention of the Parties that (i) this Agreement shall also be deemed to be a security agreement under Applicable Laws, and (ii) the conveyances by the Seller provided for in this Agreement shall be deemed to be a first priority security interest in and to all of Seller’s right, title and interest, whether now existing or hereafter acquired, in, to and under all of the Purchased Receivables to secure all obligations now or hereafter arising from the Seller to the Purchaser.
(g)The Purchaser is hereby authorized to take all reasonably necessary or appropriate actions to perfect its potential security interest in the Purchased Receivables, including authorization to (i) file UCC financing statements (and amendments to and continuations of such financing statements where applicable) with respect to any or all of the Purchased Receivables naming the Purchaser (and its assigns) as secured party/buyer and the Seller as debtor/seller, and identifying any or all of the Purchased Receivables as potential collateral therein.
Article III
Representations and Warranties
Section 1.1Seller’s Representations and Warranties. As of the Effective Date and as of each Purchase Date, the Seller represents and warrants to the Purchaser, as to itself, that:
(a)Due Organization. The Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Seller has full power and authority to own and operate its assets and properties, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement.
(b)Due Qualification and Good Standing. The Seller is (i) in good standing in the State of Delaware and (ii) duly qualified to do business and, to the extent applicable, in good standing in each other jurisdiction in which the nature of its business, assets and properties, including the performance of its obligations under this Agreement, and its Constituent Documents, requires such qualification.

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(c)Due Authorization; Execution and Delivery; Legal, Valid and Binding; Enforceability. The execution and delivery by it of, and the performance of its obligations under, this Agreement are within its powers and have been duly authorized by all requisite action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)
Section 1.1Purchased Receivables Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the related Purchase Date with respect to each Accounts Receivable purchased on such Purchase Date that:
(e)Ownership. Immediately prior to the transfer and assignment to the Purchaser, the Seller is the absolute owner of such Accounts Receivable and had the full right, power and authority to sell and transfer its interest in such Accounts Receivable, and, immediately upon the transfer thereof to the Purchaser, the Purchaser shall be the sole equitable and legal owner thereof.
(f)Receivable in Force. The Accounts Receivable have not been satisfied, subordinated or rescinded and, since the date of transfer to the Seller, the Seller has not taken any action to prevent or impair the Accounts Receivable from being valid, binding and enforceable against the related advertiser or agency to which the Accounts Receivable relates.
Section 1.1Purchaser Representations and Warranties. As of the Effective Date and as of each Purchase Date, the Purchaser hereby represents and warrants that:
(g)Due Organization. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware. The Purchaser has full power and authority to own and operate its assets and properties, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement.
(h)Due Qualification and Good Standing. It is (i) in good standing in the State of Delaware and (ii) duly qualified to do business and, to the extent applicable, in good standing in each other jurisdiction in which the nature of its business, assets and properties, including the performance of its obligations under this Agreement, and its Constituent Documents, requires such qualification.
(i)Due Authorization; Execution and Delivery; Legal, Valid and Binding; Enforceability. The execution and delivery by it of, and the performance of its obligations under, this Agreement are within its powers and have been duly authorized by all requisite action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Article IV
Covenants
Section 1.1Seller Covenants. The Seller hereby covenants and agrees as follows:

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(a)Further Assurances. The Seller shall take all action necessary (including any such action that the Purchaser may reasonably request) to effect and maintain the Purchaser’s ownership interest in any and all Purchased Receivables.
(b)No Transfer of Accounts Receivable. The Seller shall not sell, assign or otherwise dispose of, or grant any option with respect to, any of the Purchased Receivables to a third party. The Seller shall defend the right, title and interest of the Purchaser in, to and under any and all of the Purchased Receivables against all claims of third parties.
(c)Name Change, Offices and Records. Until the date on which this Agreement terminates in accordance with its terms, in the event that the Seller changes its (i) jurisdiction of organization, (ii) name or (iii) type of organization, the Seller shall give the Purchaser written notice thereof within ten (10) Business Days after such occurrence and authorizes the Purchaser, to file all financing statements, instruments and other documents reasonably requested by the Purchaser in connection with such change or relocation
Section 1.2Return of Misapplied Payments. To the extent that any payment related to an Accounts Receivable of Seller that is not a Purchased Accounts Receivable is received by the Purchaser, the Purchaser shall hold such payment in trust for the Seller and promptly turn over such amount to or at the direction of the Seller as promptly as practicable.
Article V
Indemnity; Remedies
Section 1.3Indemnification. Each of (i) the Seller and (ii) the Purchaser (in each case, the “Indemnifying Party”) hereby agrees to indemnify the Purchaser (in the case of the Seller acting as Indemnifying Party) or the Seller (in the case of the Purchaser acting as Indemnifying Party) and, in each case, their respective Affiliates, trustees, directors, officers, employees, agents and representatives (hereinafter referred to as the “Indemnified Parties”) from and against any loss, liability, expense (including reasonable and documented out of pocket external attorneys’ fees and costs) or damage suffered or sustained by reason of third party claims which may be asserted against or incurred by the Indemnifying Party or any of the permitted assignees (collectively, “Losses”) as a result of breach of the Indemnified Party’s representations and warranties contained herein, and if Seller is the Indemnifying Party, any failure by the Seller to comply with its obligations under Section 2.2 or Section 4.1. Notwithstanding the foregoing, such indemnity shall not be available to an Indemnified Party to the extent that such Losses (A) have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Indemnified Party or (B) arise primarily due to the deterioration in the credit quality or market value of the Accounts Receivable or otherwise constituting credit recourse for the failure of a counterparty to the Accounts Receivable to pay any amount owing with respect to any Accounts Receivable; provided that if the failure to pay by a counterparty is caused by the Seller’s subsequent action with respect to advertising between the Seller and the counterparty, then this indemnity will be available to the Indemnified Party.
Section 1.4Notice of Claims. An Indemnified Party seeking indemnification under this Article V shall give prompt written notice to the Indemnifying Party of any claim for which it may seek indemnity. Knowledge by the Indemnified Party of any breach or non-compliance hereunder shall not constitute a waiver of the Indemnified Party’s rights and remedies under this Agreement, provided that the Indemnified Party has notified the Indemnifying Party of such breach or non-compliance in a timely manner or the failure to give such notice in a timely manner does not prejudice the Indemnifying Party. No express or implied waiver by the Indemnified Party of any default hereunder shall in any way be, or be construed to be, a waiver of any other default. The failure or delay of the Indemnified Party to exercise any of its rights granted hereunder regarding any default shall not constitute a waiver of such right as to any other

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default and any single or partial exercise of any particular right granted the Indemnified Party hereunder shall not exhaust the same or constitute a waiver of any other right provided herein.
Article VI
Miscellaneous
Section 1.5Amendment; Waiver. Except as otherwise expressly provided herein, the Parties may amend this Agreement from time to time, in a writing signed by duly authorized officers of each of the Parties. No waiver of any provision of this Agreement, nor consent to any departure by any Party shall in any event be effective unless the same shall be in writing and signed by a duly authorized officer of the Party to be charged with the waiver or consent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 1.6Cumulative Rights. All rights and remedies of the Parties under this Agreement shall, except as otherwise specifically provided herein, be cumulative and non- exclusive of any rights or remedies which they may have under any other agreement or instrument, by operation of law or otherwise.
Section 1.7Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
EACH PARTY EXPRESSLY AND IRREVOCABLY SUBMITS FOR ITSELF AND ITS PROPERTY TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF DELAWARE AND OF ANY DELAWARE STATE COURT FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY DISPUTE RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 1.8Limitation of Liability. Except for the obligations set forth in Article V, above, in no event shall any Party be liable to the other Party for any lost profits, costs of cover or other special, consequential, incidental or indirect damages, however caused, on any theory of liability except in the case of acts or omissions that constitute fraud or willful misconduct.
Section 1.9Severability. Any provision of this Agreement that is prohibited or not fully enforceable in any jurisdiction, will be ineffective only to the extent of such prohibition or unenforceability without otherwise invalidating or diminishing any Party’s rights hereunder or under the remaining provisions of this Agreement in such jurisdiction, and any such prohibition

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or unenforceability in any jurisdiction shall not invalidate or render unenforceable in any respect any such provision in any other jurisdiction.
Section 1.10Entire Agreement. As of the date hereof, each of the Seller and the Purchaser hereby acknowledge and agree that this Agreement, together with the exhibits hereto, represent the complete and entire agreement between the Parties, and shall supersede all prior written or oral statements, agreements or understandings between the Parties relating to the subject matter of this Agreement.
Section 1.11Waiver of Defaults. Any default by the Seller in the performance of its obligations hereunder and its consequences may be waived by the Purchaser. Upon any such waiver of a default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.
Section 1.12Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument. Each of the Parties agrees that this Agreement may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign) appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.
Section 1.13Successors and Assigns. This Agreement shall inure to the benefit of the respective successors and permitted assigns of the Seller and the Purchaser and their respective successors and permitted assigns and the obligations and liabilities assumed in this Agreement by the Parties shall be binding upon their respective successors and permitted assigns. This Agreement shall not be assigned, pledged or hypothecated by any Party without the prior written consent of the other Party.
Section 1.14Survival. The provisions of Article IV, Article V and this Article VI shall survive the termination of this Agreement or of the commitment of the Seller or the commitment of the Purchaser hereunder.
[Signature pages to follow]

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IN WITNESS WHEREOF, the Parties have caused to be duly authorized, executed and delivered, as of the date first above written, this Receivables Purchase Agreement.

Purchaser: National CineMedia, Inc, By: Name: Title:

Seller: National CineMedia, LLC, By: National CineMedia, Inc., as Manager By: Name: Title:

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APPENDIX A
PART I — DEFINITIONS
All terms defined in this Appendix shall have the defined meanings when used in this Agreement, unless otherwise defined therein.
“Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such specified Person.
“Applicable Law” means all federal, state and local laws, statutes, rules, regulations and orders (in the applicable jurisdiction) applicable to the Seller, the Purchaser or any Accounts Receivable (including the execution, underwriting, origination, servicing, ownership, holding, acquisition, and sale of such Accounts Receivable), and all requirements of any Regulatory Authority having jurisdiction over any of the foregoing.
“Constituent Documents” means in respect of any Person, the trust agreement, the limited liability company agreement, operating agreement, partnership agreement, joint venture agreement or other applicable agreement of formation or organization (or equivalent or comparable constituent documents) and other organizational documents and by-laws and any certificate of trust, certificate of incorporation, certificate or articles of formation or organization, certificate of limited partnership and other agreement, similar instrument filed or made in connection with its formation or organization.
“Control” means the direct possession of more than 50% of both the direct voting and beneficial interests of such Person, and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing.
“Governmental Authority” means any federal, state, municipal, national, or foreign or government or other governmental authority, department, court, commission, board, bureau, agency or instrumentality or political subdivision thereof, including any agency related thereto, or any entity exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, arbitrator, or similar authority.
“Party” shall mean either the Seller or the Purchaser, and “Parties” shall mean the Seller and the Purchaser collectively.
“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or other entity, including any government agency, commission, board, department, bureau or instrumentality.
“Proceeding” means any suit in equity, action at law or other judicial, arbitral or administrative proceeding or formal investigation (excluding any routine actions or examinations on the part of a Governmental Authority).
“Proceeds” has, with reference to any asset or property, the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, any and all amounts from time to time paid or payable under or in connection with such asset or property.
“Purchase Date” shall mean each date on which Accounts Receivables are purchased under this Agreement.
    Exh. A-1
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“UCC” shall mean the Uniform Commercial Code (or similar or equivalent legislation) as in effect from time to time in the applicable jurisdiction.
“United States” shall mean the United States of America.

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APPENDIX B
Accounts Receivable to be Purchased

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